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Exhibit 10.33.

                FIRST AMENDMENT TO STOCKHOLDERS AGREEMENT

  THIS FIRST AMENDMENT TO STOCKHOLDERS AGREEMENT (this "Amendment"), dated as of September 23, 1996, is entered into by and among Crain Holdings Corp., a Delaware corporation (the "Company") and the security holders listed on the signature pages hereof (the "Holders").

                              WITNESSETH

  WHEREAS, the Company and the security holders of the Company have executed and delivered that certain Stockholders Agreement, dated as of August 29, 1995 (the "Stockholders Agreement");

  WHEREAS, as of the date hereof the Holders own more than 66 2/3% of the aggregate number of outstanding shares of Common Stock and Class A Common Stock (taken together as a class) subject to the Stockholders Agreement; and

  WHEREAS, clause (iv) of Section 4.1.2 of the Stockholders Agreement contains a typographical error and the Company and the Holders desire to correct such error pursuant to the provisions of Section 8.7.2 of the Stockholders Agreement.

  NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

  1. Certain Definitions. Unless otherwise defined herein, terms used herein with their initial letter capitalized shall have the meanings given such terms in the Stockholders Agreement.

  2. Amendment to Section 4.1.2. Clause (iv) of Section 4.1.2 of the Stockholders Agreement is hereby amended in its entirety as follows (amended terms are underlined for identification):

    "(iv) issuances or sales of Common Stock or Common Stock Equivalents pursuant to a registered underwritten public offering, a merger of the Company or a subsidiary of the Company into or with another entity or an acquisition by the Company or subsidiary of the Company of another business or corporation or".

  3. Counterparts. This amendment may be executed in counterparts, each of which, when executed and delivered shall be an original, but all of which shall be together one and the same instrument.

  4. Governing Law. THIS PURCHASE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, all as of the date first above written.

        CRAIN HOLDING CORP.

        By:  s/Ellen Lipsitz
            Name:  Ellen Lipsitz
            Title:    Vice President

        HICKS, MUSE, TATE & FURST EQUITY
        FUND II, L.P.

        By:  HM2/GP Partners, L.P.,
             as General Partner

        By:  Hicks, Muse GP Partners, L.P.,
             its General Partner

        By:  Hicks, Muse Fund II
             Incorporated,
             its General Partner

                By:  s/J.D. Furst
                    Name:  J.D. Furst
                    Title:    Managing Director, Principal